Fees Summary	Feb. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,081,813,478.08
Total Fee Amount	3,074,525.67
Total Offset Amount	0
Net Fee	$ 3,074,525.67